Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statements:

1.	Registration Statement on Form S-3/A, Amendment No. 1 (SEC file no. 333-160565, filed with the SEC on August 7, 2009);
2.	Registration Statement on Form S-3/A, Amendment No. 1 (SEC file no. 333-164256, filed with the SEC on April 22, 2010);
3.	Registration Statement on Form S-3/A, Amendment No. 1 (SEC file no. 333-165223, filed with the SEC on April 22, 2010);
4.	Registration Statement on Form S-3 (SEC file no. 333-170800, filed with the SEC on November 23, 2010);
5.	Registration Statement on Form S-3/A, Amendment No. 1 (SEC file no. 333-192401, filed with the SEC on November 25, 2013);
6.	Registration Statement on Form S-3 (SEC file no. 333-198196, filed with the SEC on August 15, 2014);
7.	Registration Statement on Form S-3 (SEC file no. 333-198601, filed with the SEC on September 5, 2014);
8.	Registration Statement on Form S-3 (SEC file no. 333-208013, filed with the SEC on November 13, 2015);
9.	Registration Statement on Form S-3 (SEC file no. 333-210552, filed with the SEC on April 1, 2016);
10.	Registration Statement on Form S-3 (SEC file no. 333-218025, field with the SEC on May 16, 2017);
11.	Registration Statement on Form S-3 (SEC file no. 333-220404, field with the SEC on September 8, 2017);
12.	Registration Statement on Form S-3 (SEC file no. 333-223881, filed with the SEC on March 23, 2018);
13.	Registration Statement on Form S-3 (SEC file no. 333-225059, filed with the SEC on May 21, 2018);
14.	Registration Statement on Form S-3 (SEC file no. 333-229382, filed with the SEC on January 28, 2019);
15.	Registration Statement on Form S-3 (SEC file no. 333-235878, filed with the SEC on January 10, 2020);
16.	Registration Statement on Form S-3 (SEC file no. 333-236571, filed with the SEC on February 21, 2020);
17.	Registration Statement on Form S-8 pertaining to Securities under the 2020 Stock Incentive Plan (SEC file no. 333- 249679, filed with the SEC on October 26, 2020)
18.	Registration Statement on Form S-3 (SEC file no. 333-251508, filed with the SEC on December 18, 2020); and
19.	Registration Statement on Form S-3 (SEC file no. 333-256170, filed with the SEC on May 17, 2021).

of Uranium Energy Corp. of our report dated October 27, 2021 relating to the financial statements, which appears in this Form 10-K.

/s/PricewaterhouseCoopers LLP

Chartered Professional Accountants

Vancouver, Canada

October 27, 2021